UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

333-63768
(Commission File Number)

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. (Exact name of registrant as specified in its charter)	MERISTAR HOSPITALITY FINANCE CORP (Exact name of registrant as specified in its charter)

75-2648837 (I.R.S. Employer Identification No.)	52-2321015 (I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY FINANCE CORP II (Exact name of registrant as specified in its charter)	MERISTAR HOSPITALITY FINANCE CORP III (Exact name of registrant as specified in its charter)

73-1658708 (I.R.S. Employer Identification No.)	46-0467463 (I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 17, 2004, MeriStar Hospitality Corporation issued a press release concerning the effect of hurricane Charley on its Florida properties. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press Release, dated as of August 17, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
MERISTAR HOSPITALITY FINANCE CORP.
MERISTAR HOSPITALITY FINANCE CORP. II
MERISTAR HOSPITALITY FINANCE CORP. III

By:	MERISTAR HOSPITALITY CORPORATION, its General Partner

By:	/s/ Jerome J. Kraisinger Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: August 20, 2004